OPERATIONS TRANSFER AGREEMENT
                          (OUTLOOK POINTE AT CREEKVIEW
                               MECHANICSBURG, PA)

     THIS AGREEMENT is dated as of the 30th day of April, 2003 (the "EXECUTION DATE"), by and among ALCO VI, LLC ("TENANT"), Balanced Care at Mechanicsburg, Inc. ("MANAGER") and Balanced Care Corporation ("PARENT", and together with Tenant and Manager, collectively, "TRANSFEROR") and Emeritus Corporation ("NEW OPERATOR") and Capstone Capital of Pennsylvania, Inc. ("OWNER").

     RECITALS

     A. Tenant is the licensed operator of a 120 licensed bed residential care facility ("RCF") commonly known as Outlook Pointe at Creekview and located at 1100 Grandon Way, Mechanicsburg, PA 17055 ("FACILITY"), which Facility is leased pursuant to the terms of a Lease Agreement dated as of September 30, 1997 (together with any amendments, the "LEASE"), between Owner, as landlord, and Tenant, as tenant.

     B. Tenant and Manager have entered into that certain Management Agreement dated as of September 30, 1998 (together with any amendments, the "MANAGEMENT AGREEMENT"), whereby Tenant engaged Manager as the exclusive manager and operator of the Facility.

     C. New Operator and Owner have agreed to enter into a Lease and Security Agreement with respect to the Facility ("NEW LEASE") to be effective on and as of May 1, 2003 ("EFFECTIVE DATE"), assuming (i) receipt of approval for the change in ownership from the Department of Public Welfare ("DH"), (ii) New Operator is satisfied with the results of its Due Diligence Review (as hereinafter defined) and (iii) receipt by New Operator prior to the end of the Due Diligence Review Period (as hereinafter defined) of the approval of its Board of Directors of the transaction contemplated herein and by the New Lease.

     D. Assuming receipt of DH approval, subject to the provisions of that certain Settlement Agreement dated as of May 1, 2003 and the other documents contemplated therein (collectively, the "TERMINATION AGREEMENT"), executed among Tenant, Owner, Manager and the other parties named therein, the respective obligations of the parties under the Lease and any other documents described in the Termination Agreement shall be terminated as of the Effective Date.

     E. In order to facilitate an orderly transfer of Facility operations and financial responsibility from Transferor to New Operator, Transferor and New Operator desire to document certain terms and conditions relevant to the transfer of operational and financial responsibility for the Facility.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, and intending to be legally bound hereby, New Operator and Transferor hereby agree as follows.

                                    AGREEMENT

     1.     Surrender.  On the Effective Date, Transferor shall surrender to New
            ---------
Operator  possession  of  the  Facility  in  AS  IS,  WHERE  IS  condition.

     2.     Conveyance  of  Tenants'  Personal  Property,  Inventory and Prepaid
            --------------------------------------------------------------------
Expenses;  Excluded  Assets.
    ------------------------

          2.1. Transferor acknowledges that Owner owns all right, title and interest in and to substantially all of the furniture, machinery, equipment, appliances, fixtures and other tangible personal property used in connection with the Facility excluding (i) the personal property and vehicle(s) listed on
Schedule 1 that are owned by Transferor or Parent (collectively, "TENANT'S PERSONAL PROPERTY"), (ii) the personal property of the residents, which shall be and remain at the Facility on the Effective Date and (iii) all consumable inventories of every kind and nature whatsoever (specifically including, but not limited to, all pharmacy supplies, medical supplies, office supplies, other supplies and foodstuffs) owned by Transferor as of the Effective Date and located at the Facility (the "INVENTORY"). Transferor has agreed with Owner to sell, transfer and convey to Owner all of Transferor's right, title and interest in and to all Tenant's Personal Property, except for the items designated on
Schedule 1 as "EXCLUDED PERSONAL PROPERTY," the Inventory, and in the telephone and facsimile numbers of the Facility (the "PHONE AND FAX NUMBERS"), and Owner has agreed to concurrently therewith sell, transfer and convey the same to New Operator. The Tenant's Personal Property, excluding the Excluded Personal
Property, the Inventory and the Phone and Fax Numbers shall hereinafter be referred to as the "TRANSFERRED TENANT'S PERSONAL PROPERTY." It is understood and agreed that the presence of the Transferred Tenant's Personal Property at the Facility on the Effective Date shall constitute delivery thereof; provided, however, Transferor shall be required to ensure that on the Effective Date there is sufficient Inventory present at the Facility to operate the Facility at its then current occupancy for a period of one (1) week after the Effective Date. Transferor shall execute and deliver to Owner and New Operator on the Effective Date a Bill of Sale in the form attached hereto as Exhibit A confirming the conveyance of the Transferred Tenant Personal Property to Owner or New Operator, as applicable, as provided herein free and clear of all liens, charges and encumbrances (except for existing purchase money security interests in favor of third party vendors to the extent New Operator agrees to assume the same pursuant to Section 2.5).

          2.2 Attached hereto as Exhibit B is a list of any and all prepaid expenses with respect to the Facility (the "PREPAID EXPENSES") for which Transferor is seeking reimbursement from New Operator on the Effective Date (the "PREPAID EXPENSE SCHEDULE"). For and in partial consideration of the Transfer Consideration, as of the Effective Date, Transferor shall sell, transfer and convey to New Operator all of Transferor's right, title and interest in and to the Prepaid Expenses. Transferor shall have the right during the fifteen (15) days after the Effective Date to provide New Operator with an updated Prepaid Expense Schedule (the "UPDATED PREPAID EXPENSE SCHEDULE"); provided, however, New Operator shall have no obligation to pay Transferor for any new Prepaid Expenses included in the Updated Prepaid Expense Schedule (the "ADDITIONAL PREPAID EXPENSES") unless and until New Operator approves such Additional Prepaid Expenses which approval shall be granted or denied in writing within two
(2) business days after New Operator's receipt of the Updated Prepaid Expense Schedule. For and in partial consideration of the Transfer Consideration, as of the Effective Date, Transferor shall sell, transfer and convey to New Operator all of Transferor's right, title and interest in and to the Prepaid Expenses. If and to the extent any Additional Prepaid Expenses are approved by New Operator after the Effective Date in accordance with this Section 2.2, then New Operator shall reimburse Transferor therefore as part of the Post Closing Adjustment Process (as defined below). Transferor shall execute and deliver to New Operator on the Effective Date an Assignment Agreement in the form attached hereto as Exhibit C confirming the conveyance of the Prepaid Expenses and, if applicable, any Additional Prepaid Expenses, as provided herein.

     2.3 Notwithstanding anything to the contrary contained herein, Transferor shall not sell, transfer or convey to New Operator any of Transferor's right, title and interest in and to (i) the technical systems, methods, policies, processes, procedures and controls, and the information and materials compiled or prepared in connection therewith, (ii) the trade or service names, associated marks and other intellectual property and related collateral marketing materials, including without limitation the names "Outlook Pointe," "Balanced Gold" and "Treasures," in each case used by Transferor in connection with the marketing and/or operation of the Facility (collectively, the "INTANGIBLE PROPERTY") or (iii) the petty cash maintained at the Facility as of the Effective Date (the "PETTY CASH") (hereinafter, the Excluded Personal Property, the Intangible Property and the Petty Cash may be collectively referred to as the "EXCLUDED ASSETS"); provided, however, that for a period of ninety (90) days after the Effective Date, New Operator shall have the non-exclusive right to use certain names used by Transferor in connection with the operation of the Facility, including the names "Outlook Pointe," "Balanced Gold" and "Treasures" and certain related collateral marketing materials which are located at the Facility on the Effective Date, solely in connection with its operation of the Facility. New Operator shall execute and deliver to Transferor on the Effective Date a License Agreement in the form attached hereto as Exhibit D confirming New Operator's right to use the name of the Facility.
          2.4. Prior to the Execution Date, Transferor has delivered to New Operator litigation, tax, bankruptcy and lien searches conducted in the name of Transferor and the Facility in the States in which the Facility is located, Transferor is incorporated and Transferor maintains its principal place of business (the "LITIGATION AND LIEN SEARCHES"). New Operator shall have a period of ten (10) business days after the Effective Date in which to advise Transferor in writing of any liens, judgments or other matters reflected in the results of the Litigation and Lien Searches to which New Operator objects (the "OBJECTION NOTICE"), it being understood and agreed that New Operator shall have no right to object to any such lien unless the same affects or relates to the Facility, the Inventory or the Transferred Tenant's Personal Property. Transferor shall have a period of thirty (30) days after receipt of the Objection Notice to cause the liens, judgments or other matters described therein (the "OBJECTIONABLE LIENS") to be released/resolved; provided, however, in the event Transferor has not caused all of the Objectionable Liens to be released/resolved within such thirty (30) day period but Transferor is diligently pursuing the same, Transferor shall have an additional period of thirty (30) days in order to complete the release/resolution of the Objectionable Liens.

     3.     Transfer  Consideration.
            -----------------------

          The total consideration (the "TRANSFER CONSIDERATION") to be paid to Transferor by New Operator for the Prepaid Expenses (collectively, the "TRANSFERRED ASSETS") shall be an amount equal to the Prepaid Expenses set forth in the Prepaid Expense Schedule and any Approved Additional Prepaid Expenses set forth in the Updated Prepaid Expense Schedule.

     4.     Resident  Property.
            ------------------

          4.1. Transferor hereby represents to New Operator that there are no resident trust funds.

          4.2. Within five (5) business days after the Effective Date, Transferor shall provide New Operator with a schedule (the "RENTS AND FEES SCHEDULE") of all of the (i) prepaid rents/move in deposits (the "PREPAID
RENTS") and (ii) the unearned portion of any entrance/community fees (as hereinafter more fully described) (the "ENTRANCE FEES") being held in trust by Transferor for the residents or prospective residents of the Facility (collectively, the "RENTS AND FEES"), which schedule shall set forth the name of each resident or prospective resident for whom such Rents and Fees are being held and the amount of the Rents and Fees being held for each such resident or prospective resident. Concurrently with the delivery of the Rents and Fees Schedule, Transferor shall remit the Rents and Fees to New Operator and New Operator shall accept the same and shall assume Transferor's obligation to apply them to the rent due from, or to return them to, as applicable, the applicable resident/prospective resident. New Operator shall indemnify, defend and hold harmless Transferor for any claims or liabilities arising out of New Operator's assumption and application of the Rents and Fees (including any costs, losses, expenses and reasonable attorneys fees). Notwithstanding the foregoing, nothing herein shall be construed as releasing Transferor from liability in the event the amount of the Rents and Fees remitted by Transferor to New Operator is less than the amount of the Rents and Fees delivered to Transferor by the residents/prospective residents of the Facility, as to which liability (including any costs, losses and expenses, including, but not limited to, reasonable attorneys fees incurred by New Operator) Transferor shall indemnify, defend and hold harmless New Operator. Transferor shall execute and deliver to New Operator on the Effective Date an Assignment Agreement in the form attached hereto as Exhibit C confirming the conveyance of the Rents and Fees as provided herein. For purposes hereof, the unearned portion of any entrance/community fees shall mean the portion of such fees which Transferor could be required to return to the applicable resident during any period from and after the Effective Date.

     4.3. Within thirty (30) days after the Effective Date, Transferor shall return to the residents of the Facility any and all security deposits being held by Transferor (the "SECURITY DEPOSITS") after deducting therefrom any amounts which Transferor claims as being due from such residents to Transferor (the "RETURNED SECURITY DEPOSITS"). Transferor shall use its good faith efforts to deliver to New Operator, within thirty (30) days after the Effective Date, a written acknowledgement signed by each resident of the Facility confirming the amount of the Security Deposit delivered by such resident to Transferor and the amount of the Returned Security Deposit received by such resident from Transferor or evidence that Transferor has advised each resident that by cashing the check provided by Transferor with the Returned Security Deposit, such resident has acknowledged receipt and the accuracy of the amount thereof. Transferor acknowledges and agrees that New Operator shall have no liability to Transferor or the residents of the Facility with respect to the Security Deposits or the Returned Security Deposits and shall indemnify, defend and hold harmless New Operator from and after the Effective Date from and against any and all claims which may be asserted against it related to the Security Deposits and the Returned Security Deposits, including any claims that amounts are owing to a resident in excess of the amount of the Returned Security Deposit received by such resident.

     5.     Employees.
            ---------

     5.1 New Operator acknowledges and agrees that prior to the Execution Date, Transferor has delivered to New Operator a schedule which reflects the following for the Facility: (i) the names of all of Transferor's employees and
(ii) such employees' positions and rates of pay (the "EMPLOYEE SCHEDULE"). Transferor shall deliver an updated version of the Employee Schedule within five
(5)  business  days  after  the  Effective  Date.

          5.2 On the Effective Date, New Operator shall have the right, in its sole and absolute discretion, but not the obligation, to offer to employ Transferor's employees that work at the Facility. Upon request, Transferor shall assist New Operator in its efforts to employ any of Transferor's employees. On the Effective Date, Transferor shall terminate the employment of all employees at the Facility. New Operator agrees to cooperate with Transferor to provide information concerning which employees, if any, are being offered employment by New Operator (collectively, the "RETAINED EMPLOYEES"). In connection with the termination of the employee of the Facility employees, Transferor shall indemnify, defend and hold harmless New Operator from any liability, loss, costs and expenses, including, but not limited to, reasonable attorneys fees, which it may incur under the WARN Act or any equivalent State law.

     5.3 Transferor shall remain liable for all Employee Liabilities (as defined below) relating to all employees for the period prior to the Effective Date (whether or not the same arise or accrue prior to or after the Effective
Date), including without limitation (i) payroll through the day immediately preceding the Effective Date, which will be paid by Transferor on May 2, 2003, with respect to pay period ended April 26, 2003 and on May 16, 2003 with respect to pay period ending April 30, 2003 (THE "APRIL PAYROLL") and (ii) any Employee Liabilities relating to the termination of any employees on the Effective Date. Transferor shall pay all earned or accrued vacation, holiday or sick pay through the day immediately preceding the Effective Date to all employees as part of the April Payroll. New Operator shall be responsible for all Employee Liabilities relating to the Retained Employees that relate to the period from and after the Effective Date. For the purposes of this Agreement, "EMPLOYEE LIABILITIES" shall mean all wages, salaries, commissions, earned or accrued vacation, holiday or sick pay, severance pay (if any), any contributions required or costs associated with any employee welfare benefit plan as defined by Section 3(1) of ERISA, any contributions required or costs associated with any employee pension benefit plan as defined by Section 3(2) of ERISA, any contributions required or costs associated with any non-qualified employee benefit plan, federal, state and/or local payroll taxes, unemployment insurance costs, any contributions required or costs associated with workers' compensation liabilities, and any claims made by any employee arising out of or connected with his or her employment or the termination thereof.

          5.4 Transferor shall offer and provide, as appropriate, group health plan continuation coverage pursuant to the requirements of Section 601, et seq. of ERISA and Section 4980B of the Internal Revenue Code ("COBRA") to all of the employees of the Facility to whom it is required to offer the same under applicable law up through and including the day immediately preceding the Effective Date. New Operator agrees to cooperate with Transferor in providing information concerning the Retained Employees, if any, from and after the Effective Date, and the nature of the benefits offered to each such employee. As of the Effective Date, all Retained Employees shall be eligible for participation in a group health plan (as defined for purposes of Internal Revenue Code Section 4980B) established and maintained by New Operator for the general benefit of its employees and their dependents in accordance with the terms and conditions of New Operator's employment policies.

     5.5. Transferor represents and warrants that none of the employees of the Facility are members of a labor union in connection with their employment at the Facility and that there are no union organizing activities currently pending at the Facility.

     6.     Accounts  Receivable.
            --------------------

          6.1 Transferor shall retain its right, title and interest in and to all unpaid trade accounts receivable with respect to the Facility that relate to the period up through and including the day immediately preceding the Effective Date. New Operator acknowledges and agrees that prior to the Execution Date, Transferor has provided New Operator with a schedule setting forth by resident its outstanding trade accounts receivable as of the day immediately preceding the Effective Date.

          6.2 Payments received by New Operator or Transferor from and after the Effective Date from third party payors and private pay residents shall be handled as follows:

               6.2.1 If such payments either specifically indicate on the accompanying remittance advice, or if the parties agree, that they relate to the period prior to the Effective Date, they shall be retained or forwarded to Transferor, along with the applicable remittance advice, in accordance with the provisions of Section 6.2.5 below.

               6.2.2 If such payments indicate on the accompanying remittance advice, or if the parties agree, that they relate to the period from and after the Effective Date, they shall be forwarded or retained by New Operator, along with the applicable remittance advice, in accordance with the provisions of Section 6.2.5 below.

               6.2.3 If such payments indicate on the accompanying remittance advice, or if the parties agree, that they relate to periods for which both parties are entitled to reimbursement under the terms hereof, the portion thereof which relates to the period from and after the Effective Date shall be forwarded to or retained by New Operator and the balance shall be retained by or remitted to Transferor in accordance with the provisions of
Section  6.2.5  below.

               6.2.4. Any payments received by New Operator from and after the Effective Date from or on behalf of private pay patients with outstanding balances as of the Effective Date which fail to designate the period to which they relate, will first be applied by New Operator to reduce the patients' post-Effective Date balances, with any excess applied to reduce any balances due for services rendered by Transferor prior to the Effective Date.

               6.2.5 All amounts owing to Transferor or New Operator under this Section 6.2 shall be settled within thirty (30) days after the end of each month in which the payment was received.

          6.3 In the event the parties mutually determine that any third party payors or private pay residents are entitled to a refund of payments, the portion thereof that relates to the period from and after the Effective Date shall be paid by New Operator and the portion thereof that relates to the period prior to the Effective Date shall be paid by Transferor to such third party payor or private pay resident.

          6.4 In the event the parties mutually determine that any payment hereunder was misapplied by the parties, the party which erroneously received said payment shall remit the same to the other within fifteen (15) business days after said determination is made.

          6.5 For the six (6) month period following the Effective Date or until Transferor receives payment of all accounts receivable attributed to the operation of the Facility prior to the Effective Date, whichever is sooner, New Operator shall provide Transferor with an accounting by the 30th day of each month setting forth all amounts received by New Operator during the preceding month with respect to the accounts receivable of Transferor which are set forth in the schedule provided by Transferor pursuant to Section 6.1. New Operator shall deliver such accounting to the following address: Kathy Evans, Balanced Care Corporation, 1215 Manor Drive, Mechanicsburg, PA 17055.

          6.6. Upon request, for a period of six (6) months after the Effective Date, Transferor shall provide New Operator with an accounting setting forth all amounts received by Transferor during the preceding month with respect to payments from the residents of the Facility which are due and owing to New Operator in accordance with the terms of this Section 6.

6.7. Each of Transferor and New Operator shall have the right to inspect all cash receipts of the other party during weekday business hours on reasonable prior notice in order to confirm such party's compliance with the obligations imposed on it under this Section 6.

     7.     Prorations;  Liabilities.
            ------------------------

          7.1 As between New Operator and Transferor, revenues and expenses, utility charges for the billing period in which the Effective Date occurs, real and personal property taxes, liabilities under the Assumed Contracts (as defined in Section 9 below), vendor payables for the billing period in which the Effective Date occurs, and other related items of revenue or expense attributable to the Facility (other than the Prepaid Expenses which are included in the Transfer Consideration and accordingly shall inure fully to the benefit of New Operator after the Effective Date) shall be prorated between Transferor and New Operator as of the Effective Date. In general, such prorations shall be made so that as between New Operator and Transferor, Transferor shall be charged for unpaid expenses to the extent that the same are attributable to periods prior to the Effective Date. The intent of this provision shall be implemented by New Operator remitting to Transferor any invoices that describe goods or services provided to or expenses incurred by the Facility prior to the Effective Date and by New Operator assuming responsibility for the payment of any invoices that describe goods or services provided to or expenses incurred by the Facility from and after the Effective Date.

          7.2 All such prorations shall be made on the basis of actual days elapsed in the relevant accounting or revenue period and shall be based on the most recent information available to Transferor. Utility charges that are not metered and read on the Effective Date shall be estimated based on prior charges, and shall be re-prorated upon receipt of statements therefor.

          7.3 All amounts owing from one party hereto to the other party hereto that require adjustment after the Effective Date shall be settled within sixty (60) days after the Effective Date or, in the event the information necessary for such adjustment is not available within said sixty (60) day period, then as soon thereafter as practicable (the "POST CLOSING ADJUSTMENT PROCESS").

     8.     Due  Diligence  Review/Access  to  Records.
            ------------------------------------------

     8.1. New Operator and Transferor acknowledge and agree that for the thirty (30) days prior to the date hereof (the "DUE DILIGENCE REVIEW PERIOD"), Transferor has provided New Operator and its agents with access to the Facility and the books and records thereof in order to enable New Operator, at its own cost and expense, to complete its investigations with respect to the Facility and the operation thereof as it deems to be reasonably necessary in connection with the transaction contemplated by this Agreement. Such due diligence has included, but has not been limited to, zoning investigations, soil studies, environmental assessments, seismic assessments, wetlands reports, appraisals, investigations of Transferor's and the Facility's books and records and operations, dry rot and termite inspections and structural and property condition inspections, including personal property inspections, provided any investigations which were physically intrusive on the Facility were consented to in advance by Transferor (the "DUE DILIGENCE REVIEW"). New Operator shall maintain the confidentiality of any documents or information obtained by it during the course of its Due Diligence Review and to the extent any such documents or information are obtained from Transferor, New Operator shall return the same to Transferor in the event the transaction fails to close for any reason whatsoever. Transferor and New Operator acknowledge and agree that New Operator had the right to advise Transferor on or before the end of the Due
Diligence Review Period if New Operator was not satisfied for any reason whatsoever with the results of its Due Diligence Review and New Operator has not done so and accordingly that New Operator has elected to proceed with the transaction provided for herein as of the Effective Date. Notwithstanding anything to the contrary contained in this Agreement, pursuant to the provisions of that certain Letter of Intent dated as of February 17, 2003, executed among Parent and its affiliates and Owner and its affiliates (the "LOI"), in the event New Operator and Transferor do not consummate the transfer of the Facility in accordance with this Agreement on or before May 31, 2003, Owner shall have the obligation to proceed with, and to accept the assumption of, the transfer of the Facility without any further obligation or liability on the part of Transferor.

          8.2. On the Effective Date, Transferor shall deliver to New Operator possession of all of the books and records of the Facility maintained at the Facility, including resident and employee records but specifically excluding Transferor's corporate and regional accounting and proprietary and confidential books and records. In addition on such date or dates prior to the Effective Date as may be agreed upon by Transferor and New Operator, Transferor shall provide to New Operator in an agreed electronic format such information with respect to (i) the vendors serving the Facility, (ii) employee payroll and
(iii) resident billing as New Operator may reasonably deem to be necessary in connection with its operation of the Facility from and after the Effective Date.

          8.3. Transferor shall be entitled, at its sole cost and expense, to remove the originals of any records delivered to New Operator, for purposes of litigation involving a resident or employee to whom such record relates, if an officer of or counsel for Transferor certifies that such original must be produced in order to comply with applicable law or the order of a court of competent jurisdiction in connection with such litigation. Any record so removed shall promptly be returned to New Operator following its use, and nothing herein shall be interpreted to prohibit New Operator from retaining copies of any such documents.

          8.4. New Operator agrees to use good faith efforts to maintain such books, records and other material comprising records of the Facility's operations that have been received by New Operator from Transferor, including, but not limited to, resident records, to the extent required by law, but in no event less than two (2) years, and shall allow Transferor and its agents and representatives to have reasonable access to (upon reasonable prior notice and during normal business hours), and, at Transferor's sole cost and expense, to make copies thereof, and shall, at Transferor's request, allow Transferor a reasonable opportunity to remove such documents, at Transferor's expense, at such time after such record retention period as may be required by law as New Operator shall decide to dispose of such documents; provided, however, absent gross negligence or willful misconduct by New Operator, nothing herein shall be construed as imposing any liability on New Operator to Transferor or any third party in the event such books, records and other material are not available as and when access thereto is requested by Transferor.

          8.5. From and after the Effective Date, Transferor shall allow New Operator and its agents and representatives to have reasonable access to (upon reasonable prior notice and during normal business hours and at New Operator's sole cost and expense), and to make copies of, the books and records and supporting material relating to the Facility which are not included in the books and records delivered to New Operator pursuant to Section 8.2, to the extent reasonably necessary to enable New Operator to among other things investigate and defend malpractice, employee or other claims, to file or defend cost reports and tax returns, to complete/revise, as needed, any patient assessments which may be required for New Operator to seek reimbursement for services rendered from and after the Effective Date, to verify accounts receivable collections due New Operator, to defend wage and hour audits and to prepare audited financial statements for the periods prior to and/or from and after the Effective Date, if and to the extent such audited financial statements are required to be filed by New Operator under applicable securities laws.

     9.     Contracts.
            ---------

     9.1. Transferor and New Operator acknowledge and agree that prior to the date hereof (i) Transferor has provided New Operator with a list (the "OPERATING CONTRACT SCHEDULE") and copies of all vendor, service and other agreements, other than the Master Operating Contracts (as hereinafter defined) relating to the Facility (the "OPERATING CONTRACTS") and with a list of the Master Operating Contracts (the "MASTER OPERATING CONTRACT SCHEDULE") and (ii) New Operator has informed Transferor in writing of any Operating Contract which New Operator wishes to have assigned to it as of the Effective Date (the "DESIGNATED OPERATING CONTRACTS"). A list of the Designated Operating Contracts is attached hereto as Schedule 2.

9.2. New Operator acknowledges and agrees that the Operating Contracts shall not include the Master Operating Contracts, that the Master Operating
Contract Schedule is being provided for informational purposes only and that in no event will the New Operator have the right to designate a Master Operating Contract to be assigned to New Operator. For purposes hereof a Master Operating Contract shall be a contract in the name of Balanced Care or any affiliate thereof and which covers equipment or services located at or provided to facilities operated by Transferor or its affiliates in addition to the Facility, and which prohibits the equipment or services relating to the Facility from being assigned or assumed without the assignment and assumption of all of the equipment and services covered by the contract.

9.3. Transferor shall use its commercially reasonable efforts, with cooperation by New Operator, to secure any third party consents which may be required in connection with the assignment of the Designated Operating Contracts to New Operator, it being understood and agreed that there can be no assurances that Transferor will be able to secure any third party consents needed to assign to New Operator any or all of the Designated Operating
Contracts. New Operator agrees to provide and execute and deliver such documents as are reasonably necessary in order to secure any third party consents with respect to the Designated Operating Contracts, including, without limitation, New Operator's financial statements, vendor credit applications, and vendor assignment and assumption agreements.

9.4. Transferor shall terminate all of the Operating Contracts not assigned to New Operator and shall have the right to remove from the Facility any equipment which is subject to such unassigned Operating Contracts or to a Master
     Operating Contract; provided, however, New Operator and Transferor acknowledge and agree that certain of the Operating Contracts not assigned to New Operator relate to the copiers, fax machines and/or phone system (excluding the nurse call system which shall remain at the Facility and not be removed despite removal of the phone system) at the Facility (the "DESIGNATED
EQUIPMENT") and that Transferor shall leave the Designated Equipment at the Facility until New Operator advises Transferor that the Designated Equipment may be removed from the Facility and during the period that the Designated Equipment remains in the Facility, which period shall not exceed sixty (60) days from the Effective Date (the "DESIGNATED EQUIPMENT USE PERIOD"), New Operator shall be required to pay to Transferor the amounts set forth in Exhibit E hereto for the use thereof (the "DESIGNATED EQUIPMENT PAYMENTS"). New Operator and Transferor agree that the amount due from New Operator to Transferor for the Designated Equipment Payments shall be settled through the Post Closing Adjustment Process. In the event New Operator has not advised Transferor by the end of the Designated Equipment Use Period that it desires to have the Designated Equipment removed from the Facility, Transferor shall have the right in any event to remove the same from the Facility during normal business hours and on reasonable advance notice to New Operator. Transferor shall be solely responsible for any costs incurred by it in removing the Designated Equipment from the Facility.

9.5. Nothing herein shall be construed as imposing any liability on New Operator with respect to any obligations under Designated Operating Contracts which relate to the period prior to the Effective Date even if the same are not payable until after the Effective Date, it being specifically understood and agreed that New Operator's liability shall be limited to its acts and omissions thereunder from and after the Effective Date.

     9.6. In addition to the foregoing rights granted to New Operator with respect to the Designated Operating Contracts, Transferor agrees that upon request and to the extent permitted or required by applicable law, from and after the Effective Date New Operator shall have the right to provide services to the residents located at the Facility and to bill for such services under any applicable third party payor provider numbers or provider agreements held by Transferor (the "Provider Agreement") until such time as a new Provider Agreement is issued to, and in the name of, New Operator.

     10.     Representations  and  Warranties  of  Transferor.  Transferor
             ------------------------------------------------
represents  and  warrants  to  New  Operator  as  follows:

          10.1. Transferor has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and to consummate the transactions provided for herein and all necessary action has been taken to authorize the individuals executing this Agreement to do so. This Agreement has been duly and validly executed and delivered by Transferor and is enforceable against Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and general principals of equity. This Agreement does not conflict with Transferor's Articles of Incorporation or Bylaws or any contract, document or instrument to which Transferor is a party or by which Transferor or any of its assets may be bound or affected. Transferor is not required to secure the consent of any third party to enter into this Agreement or to carry out the terms hereof, other than the consents from Owner and the consents specifically contemplated by the terms hereof with respect to the assignment of the Designated Operating Contracts. Transferor is not in default under any of the Operating Contracts or the Master Operating Contracts.

          10.2. Transferor has not received any notice that the transaction provided for herein has been challenged by any governmental agency or any other person, nor does Transferor know or have reasonable grounds to know, of any basis for any such actions, suits or proceedings.

          10.3. Transferor has not received any notice from any governmental body claiming a violation of any licensure, certification, building, zoning or environmental laws or ordinances with respect to the Facility ("VIOLATION NOTICES"), which would have a material adverse effect on the leasing or operation of the Facility or which would prevent the consummation of the transactions contemplated by the terms of this Agreement. Transferor has delivered to New Operator prior to the Execution Date copies of any Violation Notices received by Transferor within the twelve (12) months immediately preceding the Execution Date.

          10.4. To Transferor's knowledge, (v) during the time in which Transferor has leased and operated the Facility, Transferor has not used, generated, transported, treated, constructed, deposited, stored, disposed, placed or located at, on, under or from the Facility any flammable explosives, radioactive materials, hazardous or toxic substances, materials or wastes, pollutants or contaminants defined, listed or regulated by any local, state or federal environmental laws other than hazardous wastes used/generated in the ordinary course of the operation of the Facility, all of which have been used, generated, handled, stored, transported and/or disposed of by Transferor in compliance with applicable law.

               10.5. Transferor has not received any notice that (vi) there is presently pending or contemplated or threatened, condemnation of the Facility or any part thereof.

          10.6. There is no litigation, investigation or other proceeding pending or, to Transferor's knowledge, threatened against or relating to Transferor, its properties or business (the "PENDING/THREATENED LITIGATION"), which would have a material adverse effect on the leasing or operation of the Facility or which would prevent the consummation of the transactions contemplated by the terms of this Agreement. Transferor has delivered to New Operator prior to the Execution Date a summary of all Pending/Threatened
Litigation and will update such list as additional litigation is filed or threatened between the Execution Date and the Effective Date. Upon request, Transferor will also provide New Operator with copies of any and all pleadings related to the Pending/Threatened Litigation.

          10.7. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization, or other proceedings are pending or, to Transferor's knowledge, threatened against Transferor, nor are any such proceedings contemplated by Transferor.

          10.8 Transferor has not received any notices of violation or advisory action by regulatory agencies regarding environmental control matters or environmental permit compliance with respect to the Facility.

          10.9 Transferor has not received any notice of any proceedings, governmental administrative actions, or judicial proceedings pending or contemplated under any federal, state or local laws regulating the discharge of hazardous or toxic materials or substances into the environment relating to the Facility.

10.10 Transferor has no actual knowledge of any material physical plant deficiencies with respect to the Facility, which, for purposes hereof, shall include but not be limited to, roof leaks, settling, structural defects or malfunctioning HVAC systems (the "MATERIAL PHYSICAL PLANT DEFECTS"). All of the water damage at the Facility has been repaired at Transferor's expense and Transferor has provided, or upon request, will provide, to New Operator and Owner copies of all reports and other documentation delivered to Transferor and will assign to New Operator any and all warranties issued to Transferor in connection with the completion of such repairs. Nothing in this Section 10.10 shall be construed as imposing liability on Transferor for Physical Plant
Defects other than those which were actually known to Transferor and not disclosed to New Operator prior to the Effective Date, it being understood and agreed that (i) New Operator has specifically agreed that Transferor shall have no liability for any matters which New Operator asserts Transferor "should have"
     had knowledge about prior to the Effective Date as long as Transferor did not, in fact, have actual knowledge thereof prior to the Effective Date and (ii) New Operator has been advised that Transferor did not conduct any inspections of the Facilities prior to making the foregoing representation and warranty with respect to the Physical Plant Defects.

     10.11 Transferor agrees to cooperate with New Operator and Owner from and after the Effective Date to cause the liens on title described in Exhibit F to be released. The matters set forth in this Section 10.11 are hereinafter referred to as the "Title and Survey Issues."

          10.12. As of the Effective Date, Transferor has not billed, and shall not bill, the residents of the Facility for their occupancy of the Facility during the month of May, 2003 and as of the Effective Date Transferor maintains, and at all times prior to the Effective Date Transferor has maintained, the Security Deposits in a segregated account established solely for the purpose of depositing therein and releasing therefrom resident security deposits and such account is maintained by Transferor fully separate from Transferor's general working capital account(s).

     11.     Representations  and  Warranties  of  New  Operator.  New  Operator
             ---------------------------------------------------
represents  and  warrants  to  Transferor  as  follows:

          11.1 New Operator has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and to consummate the transactions provided for herein and all necessary action has been taken to authorize the individuals executing this Agreement to do so. This Agreement has been duly and validly executed and delivered by New Operator and is enforceable against New Operator in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and general principals of equity. This Agreement does not conflict with New Operator's Articles of Incorporation or Bylaws or any contract, document or instrument to which New Operator is a party or by which New Operator or any of its assets may be bound or affected. New Operator is not required to secure the consent of any third party to enter into this Agreement or to carry out the terms hereof, other than the consents by Owner and the consents specifically contemplated by the terms hereof with respect to the assignment of the Designated Operating Contracts.

          11.2 There is no litigation, investigation or other proceeding pending or, to New Operator's knowledge, threatened against or relating to New Operator, its properties or business, which would prevent the consummation of the transactions contemplated by the terms of this Agreement

          11.3 No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization, or other proceedings are pending or, to New Operator's knowledge, threatened against New Operator, nor are any such proceedings contemplated by New Operator.

     12.     Indemnification.
             ----------------

          12.1 Transferor hereby indemnifies and agrees to defend and hold harmless New Operator and its directors, officers, employees, agents, successors and assigns from and against any and all demands, claims, causes of action, fines, penalties, damages (but specifically excluding lost profits and consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) (collectively, a "Loss") incurred in connection with or arising from: (i) a breach by Transferor of its representations, warranties and obligations under this Agreement which is not cured within ten (10) days after receipt of written notice from New Operator setting forth in reasonable detail the nature of such breach, (ii) the acts or omissions of Transferor under the Operating Contracts prior to the Effective Date, (iii) the leasing, occupancy or operation of the Facility prior to the Effective Date, (iv) any acts, omissions or negligence of Transferor or any person claiming under Transferor, or the contractors, agents, employees, invitees or visitors of Transferor with respect to the Facility prior to the Effective Date, (v) any failure by Transferor to pay any liabilities in connection with the Facility attributable to periods prior to the Effective Date whether they arise prior to or after the Effective Date or (vi) the Title and Survey Issues even if, in the case of the Title and Survey issues, such Loss does not arise from a breach of Transferor's representations and warranties with respect to the Title and Survey Issues, it being understood and agreed that Transferor's representations and warranties with respect to the Title and Survey Issues are limited, in certain instances, to Transferor's knowledge but its indemnity with respect to the Title and Survey Issues is intended to be without such limitation.

          12.2 New Operator hereby indemnifies and agrees to defend and hold harmless Transferor and its directors, officers, employees, agents, successors and assigns from and against any and all Losses incurred in connection with or arising from: (i) a breach by New Operator of its representations, warranties and obligations under this Agreement which is not cured within ten (10) days after receipt of written notice from Transferor setting forth in reasonable detail the nature of such breach, (ii) the acts or omissions of New Operator under the Designated Operating Contracts or the Provider Agreement, if applicable, from and after the Effective Date, (iii) the leasing, occupancy or operation of the Facility from and after the Effective Date, (iv) any acts, omissions or negligence of New Operator or any person claiming under New
Operator, or the contractors, agents, employees, invitees or visitors of New Operator with respect to the Facility from and after the Effective Date or (v) any failure by New Operator to pay any liabilities in connection with the Facility attributable to periods from and after the Effective Date.

          12.3 The foregoing indemnification obligations shall survive this Agreement. All matters arising from an indemnified party's negligence, gross negligence or willful misconduct are excluded from the scope of the indemnification owing to such party set forth in Sections 12.1 and 12.2.

     13.     RESERVED
             --------

     14.     Further  Assurances.  Each  of the parties hereto agrees to execute
             -------------------
and deliver any and all further agreements, documents or instruments reasonably necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence their rights hereunder.

     15.     Notices  and Demands.  All notices and demands, requests, consents,
             --------------------
approvals, and other similar communications under this Agreement shall be in writing and shall be sent by personal delivery or by either (a) United States certified or registered mail, return receipt requested, postage prepaid, or (b) Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery or (c) facsimile transmission, addressed as follows:
To  Transferor  or  BCC:

Balanced  Care  Corporation
1215  Manor  Drive
Mechanicsburg,  PA  17055
Attention:  Legal  Department
Facsimile:  (717)  796-6294

With  Copy  To:

Kirkpatrick  &  Lockhart,  LLP
Henry  W.  Oliver  Building
535  Smithfield  Street
Pittsburgh,  PA  15222
Attention:  Steven  Adelkoff,  Esq.
Facsimile:  (412)  355-6501

To  New  Operator:

c/o  Emeritus  Corporation
3131  Elliott  Avenue
Suite  500
Seattle,  WA  98121
Attention:  Chief  Financial  Officer
Facsimile:  (206)  301-4500

With  Copy  To:

          The  Nathanson  Group  PLLC
          1520  Fourth  Avenue
          Sixth  Floor
          Seattle,  WA  98101
          Attention:  Randi  S.  Nathanson
          Facsimile:  (206)  623-1738

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery or the facsimile transmission report, as the case may be, whether accepted or refused. Any such notice not so given shall deemed given upon receipt of the same by the party to whom the same is to be given. Any party hereto may designate a different address for itself by notice to the other party in accordance with this Section 15.

     16.     Payment  of  Expenses.  Each party hereto shall bear its own legal,
             ---------------------
accounting and other expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transaction contemplated hereby, whether or not the transaction is consummated.

     17.     Entire  Agreement;  Amendment;  Waiver.  This Agreement constitutes
             --------------------------------------
the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements between the parties hereto. This Agreement may not be modified or amended except in writing signed by the parties hereto. No waiver of any term, provision or condition of this Agreement in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or rights granted hereunder.

     18.     Assignment.  Neither  this  Agreement  nor  the  rights,  duties or
             ----------
obligations arising hereunder shall be assignable or delegable by Transferor or New Operator without the prior written consent of the other party, which may be granted, denied or conditioned in such party's reasonable discretion; provided, however, New Operator may assign this Agreement to a wholly owned subsidiary with notice to, but without the need to secure the consent of, Transferor provided further such assignment shall not relieve New Operator of any of its duties or obligations under this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of Transferor and New Operator.

     19.     Joint Venture; Third Party Beneficiaries.  Nothing contained herein
             ----------------------------------------
shall be construed as forming a joint venture or partnership between the parties hereto with respect to the subject matter hereof. The parties hereto do not intend that any third party shall have any rights under this Agreement.

     20.     Announcements.  The  parties  hereto acknowledge and agree that any
             -------------
communications to the employees of the Facility regarding the terms of this Agreement and the transactions contemplated hereunder shall be mutually acceptable to the parties hereto unless required to made pursuant to court order or law.

     21.     Captions.  The  section  headings  contained  herein  are  for
             --------
convenience only and shall not be considered or referred to in resolving questions of interpretation.

     22.     Counterparts.  This  Agreement  may  be  executed and delivered via
             ------------
facsimile and in one or more counterparts and all such counterparts taken together shall constitute a single original Agreement.

     23.     Governing Law.  This Agreement shall be governed in accordance with
             -------------
the laws of the Commonwealth of Pennsylvania without regard to the conflict of rules of such State.


                       [SIGNATURES CONTINUED ON NEXT PAGE]

          [SIGNATURE PAGE FOR OUTLOOK POINTE AT CREEKVIEW OPERATIONS TRANSFER
                                   AGREEMENT]

     IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.

TRANSFEROR:               ALCO  VI,  LLC

By:     BALANCED  CARE  AT  MECHANICSBURG,  INC.,  its  sole  member  and manager

                         By:     /s/  Robin  L.  Barber
                                 ----------------------
                              Robin  L.  Barber
                              Vice  President  and  Secretary


MANAGER:                    BALANCED  CARE  AT  MECHANICSURG,  INC.

     By:     /s/  Robin  L.  Barber
             ----------------------
                              Robin  L.  Barber
                              Vice  President  and  Secretary


OWNER:     CAPSTONE  CAPITAL  OF  PENNSYLVANIA,  INC.

     By:     /s/  John M. Bryant, Jr.
             ----------------------
     Name:   John M. Bryant, Jr.
             ----------------------

     Its:     Vice  President
              ---------------


NEW  OPERATOR:               EMERITUS  CORPORATION

     By:     /s/  Raymond  R.  Brandstrom
             ----------------------------
     Raymond  R.  Brandstrom
     -----------------------
Its:     Chief  Financial  Officer
         -------------------------


PARENT:                    BALANCED  CARE  CORPORATION

     By:     /s/  Robin  L.  Barber
             ----------------------
                              Robin  L.  Barber
                              Senior  Vice  President,  Legal  Counsel
                              And  Secretary

                                    EXHIBIT A
                              FORM OF BILL OF SALE

                        BILL OF SALE, BLANKET CONVEYANCE
                                 AND ASSIGNMENT
     This Bill of Sale, Blanket Conveyance and Assignment (this "Assignment") is
                                                                 ----------
executed  by  [INSERT  NAME  OF  APPLICABLE  BCC TENANT], a Delaware corporation
            --------------------------------------------
("Tenant") and ______________[insert name of applicable BCC manager], a Delaware
     ---
corporation ("Manager", and together with Tenant, collectively,  "Assignor"), to
              -------                                             --------
and  for  the  benefit  of,  a  [insert  name of applicable HCRT Landlord]("HCRT
                                                                            ----
Assignee")  and  Emeritus  Corporation,  a  Washington  corporation  ("Emeritus
      --                                                               --------
Assignee",  and  together  with  HCRT  Assignee,  collectively,  "Assignee").
      --                                                          --------
                                    RECITALS
     WHEREAS,  Tenant  leases  the  property  described  on Exhibit "A" attached
                                                            -----------
hereto (the "Property") from HCRT Assignee pursuant to the Lease Agreement dated
             --------
as of,, (as the same has been amended from time to time, collectively, the "Lease"); and
     -
WHEREAS, Tenant operates an assisted living facility (the "Facility") located on
                                                           --------
the  Property,  which  Facility  is  managed  by  Manager;  and
WHEREAS, Tenant desires HCRT Assignee to terminate the Lease and HCRT Assignee desires for Assignor to sell, assign and convey unto HCRT Assignee or Emeritus Assignee, as the case may be, the Assigned Properties (as defined below). NOW, THEREFORE, in consideration of the foregoing and Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed by Assignor, Assignor and Assignee hereby act and agree as follows:
1.     CONVEYANCE  TO HCRT ASSIGNEE.  Assignor does hereby GRANT, BARGAIN, SELL,
       ----------------------------
CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER to and VEST in HCRT Assignee, its successors and assigns, the following properties (collectively, the "HCRT
                                                                            ----
Assigned  Properties"),  excluding,  however, (i) the items set forth on Exhibit
      --------------                                                     -------
"B"  attached  hereto  (collectively,  the  "Emeritus  Assigned  Properties" and
  -                                          ------------------------------
together  with  the  HCRT  Assigned  Properties,  collectively,  the  "Assigned
  -                                                                    --------
Properties"),  which  Emeritus  Assigned  Properties  shall  be  transferred  to
  -     --
Emeritus  Assignee  in  accordance  with Section 2 below, and (ii) the items set
  -
forth  on  Exhibit  C  attached  hereto,  which  shall  be retained by Assignor:
  -        ----------
     (a) Any and all personal property, tangible and intangible, equipment, appliances, furniture, furnishings, building materials, improvements, and other personalty of whatever kind or character owned by Assignor, lying and being situated at, incidental to, appurtenant to, or associated or used in connection with the ownership, use, operation, repair and maintenance of the Property, including all fixtures and other property affixed thereto, all heating, air conditioning, plumbing, lighting, communications, elevators and kitchen, medical, dental or rehabilitation fixtures, all gas and electric fixtures, appliances and wiring, engines, boilers, elevators, escalators, incinerators, motors, dynamos, heating and air conditioning equipment, sinks, water closets, basins, pipes, electrical systems, faucets, fire prevention and extinguishing apparatus, central music and public address systems, burglar alarms, security systems and equipment, and other furnishings and decor equipment, spare parts, materials, and supplies for the ownership, use, operation, maintenance, and repair of the Property or the personal property referred to herein or both, tools, supplies, and all other personal property owned by Assignor that is located on or is used in connection with the ownership, use, operation, maintenance, or repair of the Property or the personal property referred to herein or both, whether tangible or intangible, paving, curbing, trees, shrubs, plants and other improvements, and landscaping of every kind and nature (collectively, the "Personalty").
                      ----------
(b) To the extent assignable, all of Assignor's rights in and to (i) all licenses, permits, approvals and similar documents relating to the Property,
(ii) all plans, drawings, specifications, surveys, engineering reports, and other technical descriptions relating to the Property, (iii) all warranties and guaranties (express or implied) issued in connection with or arising out of (a) the purchase or repair of all fixtures, fittings, appliances, apparatus, equipment, machinery and other personal property owned by Assignor, if any, and affixed or attached to or placed or situated upon, or used or acquired in connection with the Property, or (b) the construction, alteration, maintenance and repair of any of the improvements located on the Property, and (iv) all other property (real, personal or mixed), owned or held by Assignor which relate in any way to the design, construction, use, leasing, maintenance, service or operation of the Property or the Personalty.
     2.     CONVEYANCE  TO  EMERITUS  ASSIGNEE.  Assignor  does  hereby  GRANT,
            ----------------------------------
BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER to and VEST in Emeritus Assignee, its successors and assigns, the Emeritus Assigned Properties.
3.     REPRESENTATION  REGARDING TITLE.  Assignor hereby represents and warrants
       -------------------------------
to Assignee that Assignor is the owner of all right, title and interest in and to the Assigned Properties, that the Assigned Properties are free and clear of all liens, charges and encumbrances other than those created in favor of Assignee and those created in favor of Town and Country Leasing, LLC and GE Capital (previously Phoenixcor, Inc.) in connection with motor vehicle financing and that Assignor has full right, power and authority to sell the Assigned Properties Property and to make this Assignment. Assignor shall warrant and forever defend title to the Property unto Assignee.
4.     ACKNOWLEDGMENTS  OF  ASSIGNEE.  Notwithstanding  the  warranty  as  to
       -----------------------------
merchantable title, Assignor sells and conveys the Assigned Properties hereunder
       -
to Assignee in its present condition, AS IS, WHERE IS, AND WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER.
5.     COUNTERPARTS;  GOVERNING  LAW;  SUCCESSORS  AND ASSIGNS; AUTHORITY.  This
       ------------   ---------------------------------------------------
Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. This Assignment shall be construed and enforced in accordance with and governed by the internal laws of the state or commonwealth where the Property is located. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns. Each of Assignor and Assignee represents and warrants to the other that it is fully empowered and authorized to execute and deliver this Assignment, and the individuals signing this Assignment each represent and warrant that he or she is fully empowered and authorized to do so.
6.     FURTHER  ASSURANCES.  The  parties agree to take all such further actions
       -------------------
and execute, acknowledge and deliver all such further documents that are reasonably necessary or useful in carrying out the purposes of this Assignment. IN WITNESS WHEREOF, this Assignment is executed by the parties as of, 2003.
ASSIGNOR:
---------
WITNESSES:                              [TENANT],  INC.


     By:
     Name:

                                   Title:
WITNESSES:                              [MANAGER],  INC.


     By:
     Name:

                                   Title:
HCRT  ASSIGNEE:
---------------

     By
J.D.  Carter  Steele
Senior  Vice  President



EMERITUS  ASSIGNEE:
-------------------



     By

                                   Name:
                                   Title:

                           EXHIBIT "A" TO BILL OF SALE
                        LEGAL DESCRIPTION OF THE PROPERTY

                           EXHIBIT "B" TO BILL OF SALE

                          EMERITUS ASSIGNED PROPERTIES

1.     List  year,  make,  model,  VIN#  of  van

2. All consumable inventories of every kind and nature whatsoever (including, without limitation, all pharmacy supplies, medical supplies, office supplies, other supplies and foodstuffs) owned by Assignor and located at the Facility.
3.     Telephone  and  facsimile  numbers  of  the  Facility.
4. All books and records of the Facility maintained at the Facility, including resident and employee records but specifically excluding Assignor's corporate and regional accounting and proprietary and confidential books and records.

                           EXHIBIT "C" TO BILL OF SALE
                   ITEMS EXCLUDED FROM THE ASSIGNED PROPERTIES
1. All accounts receivable, petty cash, minute books, stock records, corporate seals, provider or vendor billing numbers, tax, corporate and regional accounting and financial books and records, technical systems, methods, policies, processes, procedures, controls, policy and procedure manuals, and trade or service names, associated marks and other intellectual property used in connection with the marketing and/or operation of the Property by Balanced Care Corporation, including the names "Balanced Care", "Outlook Pointe", "Balanced Gold" and "Treasures".
2. All phone systems (excluding Nurse Call System(s)) located at the Facility leased by Assignor.
3.     All  photocopiers  located  at  the  Facility  leased  by  Assignor.
4.     All  facsimile  machines  located  at  the  Facility  leased by Assignor.
5.     All  computer  equipment  located  at  the  Facility, including software.
6.     All  collateral  marketing  materials  located  at  the  Facility.

                                    EXHIBIT B
                            PREPAID EXPENSE SCHEDULE

                                    EXHIBIT C
                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                       ASSIGNMENT AND ASSUMPTIONAGREEMENT
                       ----------------------------------

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of April ___________, 2003 by and among _____________ (the "Tenant"), _______________
(the "Manager", and together with the Tenant, collectively, the "Assignor"), and Emeritus Corporation (the "Assignee").

                                    RECITALS:

     WHEREAS, Assignor, Balanced Care Corporation, a Delaware corporation (the "Parent"), Assignee and ________________[need to insert name of HCRT landlord]entered into that certain Operations Transfer Agreement dated as of April 30, 2003 (the "OTA"), under which Assignor agreed to transfer to Assignee the operational and financial responsibility of the Facility as of the Effective Date. Any term used but not defined in this Agreement shall have the meaning ascribed to such term in the OTA.

     NOW THEREFORE, for and in consideration of the Transfer Consideration and other valuable consideration to Assignor in hand paid by Assignee, and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged, the parties hereto agree as follows:

     1.     ASSIGNMENT:  Assignor  hereby  assigns,  transfers,  sets  over  and
            ----------
conveys to Assignee all of Assignor's right, title and interest in and to (A) the Prepaid Expenses and (B) the Rents and Fees. Assignor represents to Assignee that it is the holder of interest in and to the Prepaid Expenses and the Rents and Fees and Assignor has not assigned, hypothecated, pledged or otherwise transferred all or any portion of its interest in and to the Designated Prepaid Expenses or the Rents and Fees; provided, however, nothing herein shall be construed as releasing Assignor from any liability with respect to the Prepaid Expenses and the Rents and Fees to the extent such liability relates to or arises from the acts or omissions of Assignor prior to the date hereof and whether or not a claim with respect thereto is asserted prior to or after the date hereof.

     2.     ASSUMPTION:  Assignee does hereby assume and agree to perform all of
            ----------
Assignor's obligations with respect to the Prepaid Expenses and the Rents and Fees; provided, however, nothing herein shall be construed as imposing any liability on Assignee with respect to the Prepaid Expenses or the Rents and Fees to the extent such liability relates to or arises from the acts or omissions of Assignor prior to the date hereof.

     3.     SUCCESSORS  AND  ASSIGNS:  This  Agreement shall be binding upon and
            ------------------------
inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns.

     4.     COUNTERPARTS:  This  Agreement  may  be  executed  in  two  or  more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.     CAPTIONS:  The  captions  of  this Agreement are for convenience and
            --------
reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provisions hereof.

     6.     JOINT  EFFORT:  The preparation of this Agreement has been the joint
            -------------
effort of the parties, and the resulting document shall not be construed more severely against one of the parties than the other.

     7.     PARTIAL  INVALIDITY:  If  any  provision  of this Agreement shall be
            -------------------
invalid or unenforceable, the remainder of this Agreement shall not be affected thereby. Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of this Agreement is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

     8.     AMENDMENTS:  This  Agreement  may  not  be  amended  in  any respect
            ----------
whatsoever except by a further agreement, in writing, fully executed by all of the parties.

     9.     GOVERNING  LAW:  This  Agreement  including the validity thereof and
            --------------
the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     10.     TIME  OF  THE  ESSENCE:  Time  is  of the essence of each and every
             -----------------------
term,  condition,  covenant  and  warranty  set  forth  herein.

     11.     NO  THIRD  PARTY  BENEFICIARIES:  This  Agreement is solely for the
             -------------------------------
benefit of Assignee and Assignor and their respective successors and permitted assigns and nothing contained herein shall confer upon any person other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations relating to the Prepaid Expenses and the Rents and Fees.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have executed this Agreement on and as of the date first written above.
     ASSIGNOR:
     --------
                              [                         ]


     By:
            Name:
                                     Title:
                              [                         ]


     By:
            Name:
                                     Title:

                              ASSIGNEE:
                              --------
                              EMERITUS  CORPORATION

                              By:
            Name:
                                     Title:

Assignment  and  Assumption  Agreement.2

                                    EXHIBIT D
                            FORM OF LICENSE AGREEMENT

                                LICENSE AGREEMENT


          THIS AGREEMENT, effective as of the _____ day of __________, 2003, is entered by and between Balanced Care Corporation, a Delaware corporation (hereinafter "Balanced Care"), and Emeritus Corporation (hereinafter, "New Operator").
                                    RECITALS:
          WHEREAS, Balanced Care is the owner of the registered trademarks and service marks listed on Schedule B-1: Master Marks (hereinafter the "Master Marks"), attached hereto and made a part hereof, together with certain collateral marketing materials using the Master Marks (hereinafter the "Collaterals" and, together with the Master Marks, collectively, the "Master Materials"); and
          WHEREAS, New Operator is desirous of using the Master Materials at the Facilities listed (and defined) on Schedule B-1 attached hereto and made a part hereof, in connection with its business at the indicated Facilities only.
          NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:
          1.     GRANT  OF  TRADEMARK  AND/OR  SERVICE  MARK  LICENSE
               Balanced Care hereby grants to New Operator a license to use the Master Materials in connection with New Operator's business at the respective indicated Facilities, and New Operator accepts such license subject to the following terms and conditions. New Operator acknowledges and agrees that Balanced Care will continue to use the Master Materials in connection with its other business operations but Balanced Care acknowledges and agrees that it will not grant to any other party the right to use the Master Materials in connection with the operation of the Facilities.
          2.     OWNERSHIP
               New Operator acknowledges the ownership of the Master Materials in Balanced Care, agrees that it will do nothing inconsistent with such ownership and that all rights arising from or relating to such use of the Master Materials by New Operator shall inure to the benefit of and be binding on behalf of Balanced Care. New Operator agrees that nothing in this Agreement shall give New Operator any right, title or interest in the Master Materials other than the right to use the Master Materials in accordance with this Agreement, and New Operator agrees that it will not attack the title of Balanced Care to the Master Materials or attack the validity of this Agreement.
          3.     QUALITY  STANDARDS  AND  MAINTENANCE
               a. New Operator agrees that the nature and quality of all services rendered and/or goods sold by New Operator in connection with the Master Materials shall conform to prudent and customary practice and standards applicable to the assisted living/personal care industry.
               b. New Operator agrees, at no cost or expense to New Operator, upon receipt of a request from Balanced Care setting forth in reasonable detail the action requested, to cooperate with Balanced Care in protecting the nature and quality of the Master Materials and to supply Balanced Care with specimens of use of the Master Materials upon request to permit reasonable inspection by Balanced Care from time to time.
          5.     FORM  OF  USE
               New Operator agrees to use the Master Materials only in the form and manner and with appropriate legends as prescribed by Balanced Care, and New Operator agrees not to alter the Master Materials and use the Master Materials in combination with any other trademark or service mark in such manner that may disparage or cause confusion with respect to the Master Materials.
          5.     REPRESENTATIONS  AND  WARRANTIES
               To Balanced Care's knowledge, Balanced Care has the right to grant the license to use the Master Materials, as set forth in this Agreement.
          7.     TERM
               a. This Agreement shall continue in force and effect for a period of 90-days from the date hereof (unless terminated earlier in accordance with the provisions of the Agreement).
               b. Balanced Care shall have the right to terminate this Agreement upon ten (10) days prior written notice to New Operator (i) in the event of any breach of this Agreement by New Operator which is not cured within ten (10) days after receipt of written notice from Balanced Care setting forth in reasonable detail the nature of such breach or upon the taking by New Operator of any affirmative act of insolvency, or (ii) upon the appointment of any receiver or trustee to take possession of the properties of New Operator or upon the winding-up, sale, consolidation, merger or any sequestration by governmental authority of New Operator.
          9.     EFFECT  OF  TERMINATION
               Upon termination of this Agreement whether upon expiration of the term provided for herein or sooner termination pursuant to Section 6(b) hereof, New Operator agrees to immediately discontinue, or cause the immediate discontinuance of, all use of the Master Materials and any term confusingly similar thereto, to cooperate with Balanced Care or its appointed agent to apply to the appropriate authorities to cancel recording of this Agreement from all government records, to destroy all printed and other materials, goods, and advertising bearing the Master Materials other than any unused Collaterals, which shall be returned to Balanced Care at New Operators cost and expense, and that all rights in the Master Materials and the goodwill connected therewith shall remain the property of Balanced Care. In the event upon the termination of this Agreement whether upon expiration of the term provided for herein or sooner termination pursuant to Section 6(b) hereof Balanced Care advises New Operator that it wants to retain any of the signage located at any of the Facilities, it shall be required within a reasonable time thereafter to remove the same at its sole cost and expense. If Balanced Care does not elect to remove such signage or if it fails to do so within a reasonable time after electing to do so, New Operator shall be entitled to remove and dispose of the same in such manner as it deems appropriate.
          8.     REMEDIES
     In addition to any other remedies set forth in this Agreement, in the event of any breach by New Operator of the terms of the Agreement, Balanced Care shall be entitled to any and all remedies available to it at law or in equity, including without limitation injunctive relief. The parties hereto acknowledge and agree that in the event of any breach of this Agreement by New Operator, Balanced Care will be harmed and unable to be made whole by monetary damages and it is accordingly agreed that Balanced Care shall be entitled to an injunction or injunctions to remedy breaches of this Agreement and/or compel specific performance of this Agreement.
          9.     ASSIGNABILITY
               This Agreement is freely transferable and assignable by Balanced Care. This Agreement is not transferable or assignable by New Operator except to a wholly-owned subsidiary of New Operator; provided, however, notwithstanding any assignment, New Operator will remain obligated hereunder.
          10.     INDEMNIFICATION
               New Operator hereby indemnifies and agrees to defend and hold harmless Balanced Care and its directors, officers, employees, agents, successors and assigns from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and court costs) incurred in connection with or arising from: (iv) a breach by New Operator of its obligations under this Agreement or (ii) the transfer or sublicense of New Operator's rights under this Agreement.
          11.     SEVERABILITY
               In the event any provision of this Agreement (or any portion thereof) is determined by a Court of competent jurisdiction to be invalid, illegal, or otherwise unenforceable, such provision shall be deemed to have been deleted from this Agreement, while the remainder of this Agreement shall remain in full force and effect according to its terms.
          12.     COUNTERPARTS
               This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

I.

CAPTIONS
               The section headings are included for convenience of reference only and shall not be construed so as to define or limit any of the terms or provisions hereof.
II.     GOVERNING  LAW
               This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
III.     ENTIRETY
               This Agreement represents the entire and final agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, discussions or writings with respect thereto. This Agreement may not be amended nor may any provision hereof be waived except by written instrument signed by the parties hereto, in the case of an amendment, or by the party granting the waiver, in the case of a waiver.

               [THIS PORTION OF THE PAGE INTENTIONALLY LEFT BLANK]



          IN  WITNESS  WHEREOF, the parties hereto have caused this Agreement to be  executed  by  and  through  their  duly  authorized  representatives.
     NEW  OPERATOR:
BALANCED  CARE:
     Emeritus  Corporation,  a  Washington  corporation
Balanced  Care  Corporation,  a  Delaware  corporation
     By:
By:
     Title:
Title:
     Date:       ___________
          ------------------
Date:

                           SCHEDULE B-1:  MASTER MARKS
                           ---------------------------

The following Master Marks may be used only at the Facilities set forth in the Table below:


           SERIAL      DATE      REGISTRATION
 MARK      DATE  FILED      NUMBER      REGISTERED      NUMBER
                           -------     -----------     -------

Balanced  Gold     June  25,  1997     75/314,967     May 12, 1998     2,156,972
--------------     ---------------     ----------     ------------     ---------

Outlook  Pointe     September  13,  1996     75/165,341     August  11,  1998
---------------     --------------------     ----------     -----------------
2,181,226
---------

Treasures     September  24,  1999     75/808,191     October  9,  2001
---------     --------------------     ----------     -----------------
2,496,986
---------


 MARK      FACILITIES  USING  MARK
-----     ------------------------

Balanced  Gold     NC  -  Greensboro;  OH - Ravenna; PA - Bloomsburg, Creekview,
--------------     -------------------------------------------------------------
Harrisburg,  VA  -  Danville,  Harrisonburg,  Roanoke
-----------------------------------------------------

Outlook  Pointe     NC  -  Greensboro; OH - Ravenna; PA - Bloomsburg, Creekview,
---------------     ------------------------------------------------------------
Harrisburg,  VA  -  Danville,  Harrisonburg,  Roanoke
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Treasures     PA  -  Creekview
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
                                    EXHIBIT E
                          DESIGNATED EQUIPMENT PAYMENTS

                                    EXHIBIT F
                             TITLE AND SURVEY ISSUES



   Creekview, Harrisburg, Bloomsburg - Capstone Capital of Pennsylvania, Inc.
      Harrisonburg, Danville, Roanoke - Capstone Capital of Virginia, Inc.
               Greensboro, Ravenna - HR Acquisition I Corporation